UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 21, 2025

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	5

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 21, 2025, Amazon.com, Inc. (the “Company”) held its Annual Meeting of Shareholders.

The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	7,383,518,997	388,307,195	9,842,934	1,195,214,784
Andrew R. Jassy	7,689,001,013	81,133,843	11,534,270	1,195,214,784
Keith B. Alexander	7,718,948,446	49,764,056	12,956,624	1,195,214,784
Edith W. Cooper	7,404,285,091	361,084,289	16,299,746	1,195,214,784
Jamie S. Gorelick	7,422,020,417	345,883,861	13,764,848	1,195,214,784
Daniel P. Huttenlocher	7,670,154,185	98,374,338	13,140,603	1,195,214,784
Andrew Y. Ng	7,661,148,315	108,084,041	12,436,770	1,195,214,784
Indra K. Nooyi	7,647,036,467	122,729,862	11,902,797	1,195,214,784
Jonathan J. Rubinstein	7,345,203,322	422,688,123	13,777,681	1,195,214,784
Brad D. Smith	7,719,807,552	48,875,108	12,986,466	1,195,214,784
Patricia Q. Stonesifer	7,350,449,586	417,347,855	13,871,685	1,195,214,784
Wendell P. Weeks	7,649,649,122	118,706,371	13,313,633	1,195,214,784

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2025 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
8,482,242,868	480,760,537	13,880,505	—

The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
6,059,926,829	1,705,963,330	15,778,967	1,195,214,784

A shareholder proposal requesting a mandatory policy separating the roles of CEO and Chair of the Board was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,350,589,329	6,407,891,378	23,188,419	1,195,214,784

A shareholder proposal requesting a report on advertising risks was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
71,484,549	7,664,530,418	45,654,159	1,195,214,784

A shareholder proposal requesting alternative emissions reporting was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,076,005,311	6,653,216,848	52,446,967	1,195,214,784

A shareholder proposal requesting additional reporting on impact of data centers on climate commitments was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,553,762,226	6,173,291,971	54,614,929	1,195,214,784

A shareholder proposal requesting an assessment of Board structure for oversight of AI was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
791,178,046	6,914,111,284	76,379,796	1,195,214,784

A shareholder proposal requesting a report on packaging materials was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,046,990,928	6,673,873,608	60,804,590	1,195,214,784

A shareholder proposal requesting a report on warehouse working conditions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,738,172,497	5,975,099,814	68,396,815	1,195,214,784

A shareholder proposal requesting a report on data usage oversight in AI offerings was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
829,568,766	6,856,599,378	95,500,982	1,195,214,784

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Mark F. Hoffman
Mark F. Hoffman
Vice President and Secretary

Dated: May 22, 2025

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